                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-06555
                    -----------------------------------------

                         THE BRAZILIAN EQUITY FUND, INC.
             -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                               J. Kevin Gao, Esq.
                         The Brazilian Equity Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: March 31

Date of reporting period: October 1, 2004 to March 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

THE BRAZILIAN
EQUITY FUND, INC.


ANNUAL REPORT
MARCH 31, 2005

CONTENTS

Letter to Shareholders                                                1

Portfolio Summary                                                     3

Schedule of Investments                                               4

Statement of Assets and Liabilities                                   6

Statement of Operations                                               7

Statement of Changes in Net Assets                                    8

Financial Highlights                                                 10

Notes to Financial Statements                                        12

Report of Independent Registered Public Accounting Firm              17

Tax Information                                                      18

Privacy Policy Notice                                                19

Information Concerning Directors and Officers                        20

Annual Certifications                                                23

Advisory Agreement Approval Disclosure                               24

Proxy Policy and Portfolio Holdings Information                      28

LETTER TO SHAREHOLDERS

                                                                     May 3, 2005


DEAR SHAREHOLDER:

We are writing to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the fiscal year ended March 31, 2005.

In January 2003 the Fund's shareholders, as part of the settlement of certain litigations, approved the Fund's liquidation upon the satisfaction of various conditions. The last remaining condition was satisfied upon the issuance on March 31, 2005 of an exemptive order by the Securities and Exchange Commission permitting the Fund's participation in the settlement. Subsequently, during the month of April, the entire portfolio was liquidated, generating proceeds of approximately $50.8 million to the Fund. (Note: the portfolio was valued at approximately $51.0 million at March 31st). Accordingly, on April 28, 2005 the Fund announced that the Fund's net assets would be distributed to shareholders in two or more cash payments, the first of which was made on May 2, 2005 to shareholders of record as of the close of business on April 29, 2005 in the amount of $9.60 per share, representing approximately 95% of the Fund's net asset value per share as of April 27, 2005. Shareholders holding certificates evidencing ownership of Fund shares must surrender their certificates, pursuant to a form letter of transmittal that has been mailed to all such shareholders, in order to receive payment. On April 29, 2005, the Fund's shares ceased to be traded on the New York Stock Exchange.

The Fund's net asset value ("NAV") on March 31, 2005 was $10.09 per share, compared with $7.25 per share on March 31, 2004. The Fund's total return, based on NAV and assuming reinvestment of dividends, for the fiscal year ended March 31, 2005 was 41.76%, compared with an increase of 43.53% for the Morgan Stanley Capital International Brazil Index.*

PERFORMANCE: AIDED BY STOCK SELECTION IN TELECOMS

The Fund benefited from the favorable backdrop for Brazilian equities in the period. The most positive contributor to the Fund's relative performance was stock selection in the telecommunications sector. We were overweighted in certain larger companies whose stocks had impressive rallies, and we were underweighted in the cellular area when those securities struggled in 2004's third quarter. The Fund's utilities and consumer products holdings also helped its return. On the negative side, relatively speaking, the Fund's materials and bank holdings lagged their respective components in the benchmark. Concentration limits made it difficult for the Fund to have more exposure to certain outperforming stocks in both sectors.

THE MARKET: GLOBAL OUTPERFORMANCE

The period was a good one for emerging equity markets, both in absolute terms and compared with developed stock markets. Latin America outpaced emerging markets as a group, and Brazil outperformed within Latin America; in fact, Brazil was one of the strongest performers for the 12 months globally.

Emerging markets began the period on a weak note, amid worries over a possible slowdown in China's economy and the likelihood of rising interest rates in the U.S. These fears dissipated as the year progressed, and emerging markets benefited from the resulting rise in risk appetite. Brazil began to outperform on the back of improving domestic economic data, high and rising commodity prices, favorable current account surpluses and supportive corporate earnings. The market continued to rally in early 2005, boosted by the perception that Brazil's monetary tightening cycle, begun in September 2004, was almost over. Profit taking roiled the market in the period's final weeks.

THE PORTFOLIO: FOCUS ON COMPANY SELECTION


Our general approach in the period was to attempt to identify attractively valued companies with good cash flows and revenue growth. We also sought companies with relatively high dividend yields, a strategy we adopted as a defensive measure in the middle of 2004, when market volatility was high. We also selectively participated in IPO activity, which has been on the rise in Brazil.

With regard to noteworthy recent portfolio activity, we reduced our exposure to banks late in the period in the wake of strong performance based on risk considerations. We reduced our weighting in electric utilities, reflecting our lack of conviction in the sector's overall quality. We also lowered our exposure to the country's paper & pulp and wireless areas on a select basis. We increased our weighting in the oil & gas sector.

We sold several IPOs that we added in late 2004, after their sharp rallies made them vulnerable to correction.

Respectfully,

/s/ Emily Alejos

Emily Alejos
Chief Investment Officer**

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN BRAZIL, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

* The Morgan Stanley Capital International Brazil Index is an unmanaged index (with no defined investment objective) of Brazilian equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

**Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco.

THE BRAZILIAN EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF MARCH 31, 2005 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS                     MARCH 31, 2005    MARCH 31, 2004
Banking                                            10.96%            13.19%
Bottling                                            4.57%             2.99%
Cellular Telecommunications                         0.00%             5.15%
Diversified Operations                              3.56%             1.48%
Electric-Integrated                                 2.09%             4.52%
Mining                                             20.64%            16.88%
Oil & Natural Gas                                  24.33%            26.21%
Paper & Related Products                            2.09%             3.51%
Steel                                               6.81%             5.99%
Telephone-Integrated                               10.33%             9.50%
Tobacco                                             0.58%             3.38%
Other                                               4.54%             3.72%
Cash and Other Assets                               9.50%             3.48%

TOP 10 HOLDINGS, BY ISSUER

                                                                         PERCENT OF
      HOLDING                                            SECTOR          NET ASSETS
-----------------------------------------------------------------------------------
   1. Petroleo Brasileiro S.A.                      Oil & Natural Gas       24.3
   2. Companhia Vale do Rio Doce                         Mining             19.3
   3. Banco Bradesco S.A.                                Banking             5.3
   4. Tele Norte Leste Participacoes S.A.         Telephone-Integrated       4.8
   5. Banco Itau Holding Financeira S.A.                 Banking             4.8
   6. Companhia de Bebidas das Americas                 Bottling             4.6
   7. Investimentos Itau S.A.                    Diversified Operations      3.6
   8. Companhia Siderurgica Nacional S.A.                 Steel              2.4
   9. Companhia Energetica de Minas Gerais S.A.    Electric-Integrated       2.1
  10. Usinas Siderurgicas de Minas Gerais S.A.            Steel              2.1

THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 2005

                                                     NO. OF
DESCRIPTION                                          SHARES           VALUE
--------------------------------------------------------------------------------
EQUITY SECURITIES-90.50%

AEROSPACE/DEFENSE-EQUIPMENT-1.69%
Empresa Brasileira de Aeronautica
  S.A., ADR                                              30,400   $      951,520
                                                                  --------------

AIRLINES-0.23%
Gol - Linhas Aereas Inteligentes
  S.A., ADR+                                              5,200          130,676
                                                                  --------------

BANKING-10.96%
Banco Bradesco S.A.                                      15,200          383,073
Banco Bradesco S.A., ADR                                 79,300        2,299,700
Banco Bradesco S.A., PN                                  10,841          315,219
Banco Itau Holding Financeira
  S.A., ADR                                              33,400        2,710,410
Uniao de Bancos Brasileiros
  S.A., GDR                                              13,500          464,130
                                                                  --------------
                                                                       6,172,532
                                                                  --------------

BOTTLING-4.57%
Companhia de Bebidas das
  Americas, PN, ADR                                      89,200        2,576,988
                                                                  --------------

DIVERSIFIED OPERATIONS-3.56%
Investimentos Itau S.A., PN                           1,084,130        2,006,364
                                                                  --------------

ELECTRIC-INTEGRATED-2.09%
Companhia Energetica de Minas
  Gerais, ADR                                            51,696        1,179,703
                                                                  --------------

FOOD-RETAIL-0.71%
Sadia S.A., PN                                          240,000          398,119
                                                                  --------------

MINING-20.64%
Caemi Mineracao e Metalurgia
  S.A., PN +                                            809,000          754,681
Companhia Vale do Rio
  Doce, ADR                                              27,400          866,114
Companhia Vale do Rio
 Doce, PN, ADR                                          376,500       10,003,605
                                                                  --------------
                                                                      11,624,400
                                                                  --------------

OIL & NATURAL GAS-24.33%
Petroleo Brasileiro S.A., ADR                             7,000          309,260
Petroleo Brasileiro S.A.,
  PN, ADR                                               348,200       13,395,254
                                                                  --------------
                                                                      13,704,514
                                                                  --------------

PAPER & RELATED PRODUCTS-2.09%
Aracruz Celulose S.A., ADR                               17,900   $      640,820
Votorantim Celulose e Papel
  S.A., ADR                                              41,500          539,500
                                                                  --------------
                                                                       1,180,320
                                                                  --------------

PETROCHEMICALS-0.82%
Braskem S.A., PNA                                    11,300,000          460,288
                                                                  --------------

STEEL-6.81%
Companhia Siderurgica de
  Tubarao, PN                                         4,900,000          300,433
Companhia Siderurgica Nacional
  S.A., ON                                               57,000        1,357,194
Gerdau S.A., ADR                                         61,260        1,010,790
Usinas Siderurgicas de Minas
  Gerais S.A., PNA                                       53,900        1,165,789
                                                                  --------------
                                                                       3,834,206
                                                                  --------------

TELEPHONE-INTEGRATED-10.33%
Brasil Telecom
  Participacoes S.A., ON                            110,700,000        1,082,641
Tele Norte Leste
  Participacoes S.A., ON                                142,500        2,712,244
Telecomunicacoes de Sao Paulo
  S.A., PN                                           59,600,000        1,147,835
Telemar Norte Leste
  S.A., PNA                                              37,500          874,553
                                                                  --------------
                                                                       5,817,273
                                                                  --------------

TOBACCO-0.58%
Souza Cruz S.A., ON                                      27,300          328,606
                                                                  --------------

TRANSPORTATION-0.50%
All America Latina
  Logistica, PN                                          50,800          279,940
                                                                  --------------

UTILITIES-0.59%
Companhia de Saneamento Basico
  do Estado de Sao Paulo, ON                          6,840,000          335,118
                                                                  --------------

TOTAL EQUITY SECURITIES
  (Cost $30,352,069)                                                  50,980,567
                                                                  --------------

                                 See accompanying notes to financial statements.

THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS

                                                   PRINCIPAL
DESCRIPTION                                      AMOUNT (000'S)       VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-8.29%

BAHAMAS-8.29%
Citibank N.A., overnight deposit,
  2.04%, 04/01/05*
  (Cost $4,669,000)                              $        4,669   $    4,669,000
                                                                  --------------
TOTAL INVESTMENTS-98.79%
  (Cost $35,021,069) (Notes A,D,F )                                   55,649,567
                                                                  --------------
CASH AND OTHER ASSETS IN EXCESS
  OF LIABILITIES-1.21%                                                   680,516
                                                                  --------------
NET ASSETS-100.00%                                                $   56,330,083
                                                                  ==============

+    Security is non-income producing.
* Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR  American Depository Receipts.
GDR  Global Depository Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.

See accompanying notes to financial statements.

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 2005

ASSETS

Investments, at value (Cost $35,021,069) (Note A,D,F)                                $   55,649,567
Cash                                                                                            736
Receivables:
  Investments sold                                                                          723,719
  Dividends                                                                                 266,796
Prepaid expenses                                                                              2,845
                                                                                     --------------
Total Assets                                                                             56,643,663
                                                                                     --------------

LIABILITIES

Payables:
  Investments purchased                                                                       8,433
  Investment advisory fee (Note B)                                                          131,071
  Directors' fees                                                                            13,949
  Administration fees (Note B)                                                                6,111
  Other accrued expenses                                                                    154,016
                                                                                     --------------
Total Liabilities                                                                           313,580
                                                                                     --------------
NET ASSETS (applicable to 5,580,441 shares of common stock outstanding) (Note C)     $   56,330,083
                                                                                     ==============

NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 5,580,441 shares issued and outstanding
  (100,000,000 shares authorized)                                                    $        5,580
Paid-in capital                                                                          76,774,628
Accumulated net investment loss                                                             (11,015)
Accumulated net realized loss on investments                                            (41,067,245)
Net unrealized appreciation in value of investments and translation of other
  assets and liabilities denominated in foreign currencies                               20,628,135
                                                                                     --------------
Net assets applicable to shares outstanding                                          $   56,330,083
                                                                                     ==============

NET ASSET VALUE PER SHARE ($56,330,083 DIVIDED BY 5,580,441)                         $        10.09
                                                                                     ==============

MARKET PRICE PER SHARE                                                               $         9.31
                                                                                     ==============

                                 See accompanying notes to financial statements.

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED MARCH 31, 2005

INVESTMENT INCOME

Income (Note A):
  Dividends                                                                          $    1,869,639
  Interest                                                                                    7,633
  Less: Foreign taxes withheld                                                             (207,762)
                                                                                     --------------
  Total Investment Income                                                                 1,669,510
                                                                                     --------------

Expenses:
  Investment advisory fees (Note B)                                                         555,125
  Legal fees                                                                                164,274
  Directors' fees                                                                            61,702
  Custodian fees (Note B)                                                                    58,389
  Audit fees                                                                                 53,362
  Administration fees (Note B)                                                               50,745
  Printing (Note B)                                                                          34,501
  Accounting fees (Note B)                                                                   29,999
  NYSE listing fees                                                                          23,750
  Transfer agent fees                                                                        18,614
  Insurance                                                                                  10,001
  Miscellaneous                                                                               5,585
  Brazilian taxes (Note A)                                                                    4,276
                                                                                     --------------
  Total Expenses                                                                          1,070,323
  Less: Fee waivers (Note B)                                                               (143,921)
                                                                                     --------------
    Net Expenses                                                                            926,402
                                                                                     --------------
  Net Investment Income                                                                     743,108
                                                                                     --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
  Investments                                                                             7,563,458
  Foreign currency related transactions                                                      (8,098)
Net change in unrealized appreciation in value of investments and translation
  of other assets and liabilities denominated in foreign currency                         8,458,510
                                                                                     --------------
Net realized and unrealized gain on investments and foreign currency related
  transactions                                                                           16,013,870
                                                                                     --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $   16,756,978
                                                                                     ==============

See accompanying notes to financial statements.

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      FOR THE FISCAL YEARS ENDED
                                                                                               MARCH 31,
                                                                                     ----------------------------
                                                                                         2005            2004
                                                                                     ------------    ------------
INCREASE IN NET ASSETS

Operations:
  Net investment income                                                              $    743,108    $  1,059,725
  Net realized gain on investments and foreign currency
    related transactions                                                                7,555,360       6,093,526
  Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated
    in foreign currency                                                                 8,458,510      12,687,892
                                                                                     ------------    ------------
    Net increase in net assets resulting from operations                               16,756,978      19,841,143
                                                                                     ------------    ------------
Dividends to shareholders:
  Net investment income                                                                  (892,871)       (837,066)
                                                                                     ------------    ------------
    Total increase in net assets                                                       15,864,107      19,004,077
                                                                                     ------------    ------------
NET ASSETS

Beginning of year                                                                      40,465,976      21,461,899
                                                                                     ------------    ------------
End of year                                                                          $ 56,330,083    $ 40,465,976*
                                                                                     ============    ============

----------
* Including undistributed net investment income of $146,846.

                                 See accompanying notes to financial statements.

                       This page left intentionally blank.

THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                    FOR THE FISCAL YEARS ENDED MARCH 31,
                                                                      -----------------------------------------------------------
                                                                         2005            2004            2003            2002
                                                                      -----------     -----------     -----------     -----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                    $      7.25     $      3.85     $      5.73     $      6.31
                                                                      -----------     -----------     -----------     -----------
Net investment income                                                        0.13***         0.19***         0.01***         0.12***
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                  2.87            3.36           (1.86)          (0.52)
                                                                      -----------     -----------     -----------     -----------
Net increase/(decrease) in net assets resulting from operations              3.00            3.55           (1.85)          (0.40)
                                                                      -----------     -----------     -----------     -----------
Dividends and distributions to shareholders:
  Net investment income                                                     (0.16)          (0.15)          (0.03)          (0.18)
  Net realized gains on investments                                            --              --              --              --
                                                                      -----------     -----------     -----------     -----------
Total dividends and distributions to shareholders                           (0.16)          (0.15)          (0.03)          (0.18)
                                                                      -----------     -----------     -----------     -----------
Anti-dilutive impact due to capital shares repurchased                         --              --              --              --
                                                                      -----------     -----------     -----------     -----------
Dilution due to common stock rights offering                                   --              --              --              --
                                                                      -----------     -----------     -----------     -----------
Net asset value, end of year                                          $     10.09     $      7.25     $      3.85     $      5.73
                                                                      ===========     ===========     ===========     ===========
Market value, end of year                                             $      9.31     $      6.75     $      3.59     $      5.10
                                                                      ===========     ===========     ===========     ===========
Total investment return (a)                                                 40.49%          91.62%         (29.06)%          7.14%
                                                                      ===========     ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)                                 $    56,330     $    40,466     $    21,462     $    31,986
Ratio of expenses to average net assets, net of fee waivers#                 2.07%           2.06%           4.06%           2.45%
Ratio of expenses to average net assets, excluding fee waivers#              2.40%           2.39%           4.37%           2.74%
Ratio of expenses to average net assets,
  net of fee waivers and excluding taxes                                     2.06%           2.05%           3.81%           2.18%
Ratio of net investment income to average net assets                         1.66%           3.24%           0.14%           2.17%
Portfolio turnover rate                                                        56%             65%            122%             88%

***  Based on average shares outstanding.
+ Based on average shares outstanding from April 1, 1996 through August 16, 1996, the pricing date of the rights offering, and from August 17, 1996 through March 31, 1997.
++ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan.
#    Ratios shown are inclusive of Brazilian transaction taxes, if any.
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Assumes shareholder did not participate in the rights offering. The total investment return would have been 10.19% assuming the shareholder did participate in the rights offering.

                                 See accompanying notes to financial statements.

                                                                                    FOR THE FISCAL YEARS ENDED MARCH 31,
                                                                      ----------------------------------------------------------
                                                                         2001           2000            1999            1998
                                                                      -----------    -----------     -----------     -----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                    $      8.36    $      4.98     $     10.26     $     17.96
                                                                      -----------    -----------     -----------     -----------
Net investment income                                                        0.09           0.02***         0.04***         0.03
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                 (2.18)          3.23           (5.23)          (2.76)
                                                                      -----------    -----------     -----------     -----------
Net increase/(decrease) in net assets resulting from operations             (2.09)          3.25           (5.19)          (2.73)
                                                                      -----------    -----------     -----------     -----------
Dividends and distributions to shareholders:
  Net investment income                                                        --             --           (0.12)          (0.02)
  Net realized gains on investments                                            --             --              --           (4.95)
                                                                      -----------    -----------     -----------     -----------
Total dividends and distributions to shareholders                              --             --           (0.12)          (4.97)
                                                                      -----------    -----------     -----------     -----------
Anti-dilutive impact due to capital shares repurchased                       0.04           0.13            0.03              --
                                                                      -----------    -----------     -----------     -----------
Dilution due to common stock rights offering                                   --             --              --              --
                                                                      -----------    -----------     -----------     -----------
Net asset value, end of year                                          $      6.31    $      8.36     $      4.98     $     10.26
                                                                      ===========    ===========     ===========     ===========
Market value, end of year                                             $      4.95    $     6.125     $     4.313     $     8.375
                                                                      ===========    ===========     ===========     ===========
Total investment return (a)                                                (19.18)%        42.03%         (46.87)%         (5.55)%
                                                                      ===========    ===========     ===========     ===========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)                                 $    35,225    $    47,722     $    31,018     $    67,360
Ratio of expenses to average net assets, net of fee waivers#                 2.38%          3.80%           5.17%           2.07%
Ratio of expenses to average net assets, excluding fee waivers#              2.66%          4.15%           5.52%           2.42%
Ratio of expenses to average net assets,
  net of fee waivers and excluding taxes                                     2.20%          3.33%           4.82%           1.72%
Ratio of net investment income to average net assets                         1.24%          0.41%           0.66%           0.17%
Portfolio turnover rate                                                        82%           135%            137%            123%

                                                                           FOR THE FISCAL YEARS
                                                                              ENDED MARCH 31,
                                                                      ------------------------------
                                                                          1997              1996
                                                                       -----------       -----------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                     $     14.18       $     13.02
                                                                       -----------       -----------
Net investment income                                                         0.10+             0.06
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                   5.69              3.32++
                                                                       -----------       -----------
Net increase/(decrease) in net assets resulting from operations               5.79              3.38
                                                                       -----------       -----------
Dividends and distributions to shareholders:
  Net investment income                                                      (0.02)               --
  Net realized gains on investments                                             --             (2.22)
                                                                       -----------       -----------
Total dividends and distributions to shareholders                            (0.02)            (2.22)
                                                                       -----------       -----------
Anti-dilutive impact due to capital shares repurchased                          --                --
                                                                       -----------       -----------
Dilution due to common stock rights offering                                 (1.99)               --
                                                                       -----------       -----------
Net asset value, end of year                                           $     17.96       $     14.18
                                                                       ===========       ===========
Market value, end of year                                              $     14.50       $    13.875
                                                                       ===========       ===========
Total investment return (a)                                                   4.67%(b)          8.85%
                                                                       ===========       ===========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)                                  $   117,887       $    65,696
Ratio of expenses to average net assets, net of fee waivers#                  1.76%             1.76%
Ratio of expenses to average net assets, excluding fee waivers#               2.11%             2.11%
Ratio of expenses to average net assets,
  net of fee waivers and excluding taxes                                      1.69%             1.76%
Ratio of net investment income to average net assets                          0.39%             0.39%
Portfolio turnover rate                                                         74%               55%

THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company.

In January 2003 the Fund's shareholders, as part of the settlement of certain litigations, approved the Fund's liquidation upon the satisfaction of various conditions. The last remaining condition was satisfied upon the issuance on March 31, 2005 of an exemptive order by the Securities and Exchange Commission permitting the Fund's participation in the settlement. Accordingly, on April 28, 2005 the Fund announced that the Fund's net assets would be distributed to shareholders in two or more cash payments, the first of which was made on May 2, 2005 to shareholders of record as of the close of business on April 29, 2005 in the amount of $9.60 per share, representing approximately 95% of the Fund's net asset value per share as of April 27, 2005. Shareholders holding certificates evidencing ownership of Fund shares must surrender their certificates, pursuant to a form letter of transmittal that has been mailed to all such shareholders, in order to receive payment. On April 29, 2005, the Fund's shares ceased to be traded on the New York Stock Exchange.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Director's under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell.

SHORT-TERM INVESTMENT: The Fund swept available cash at March 31, 2005 into a short-term deposit issued by Citibank N.A. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is recorded as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applies to foreign exchange transactions related to dividends carried out by financial institutions. The tax rate of 0.38% is effective until the end of 2007. For the fiscal year ended March 31, 2005, the Fund incurred $4,276 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than United States dollars are subject to changes in value due to fluctuations in exchange rates.

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower) and 1.05% of amounts over $100 million. CSAM has agreed to waive a portion of the advisory fee equal to an annual rate of 0.35% of the Fund's average weekly market value or net assets (whichever is lower). For the fiscal year ended March 31, 2005, CSAM earned $555,125 for advisory services, of which CSAM waived $143,921. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended March 31, 2005, CSAM was reimbursed $6,201 for administrative services rendered to the Fund.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's Brazilian administrator. BBNA is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the fiscal year ended March 31, 2005, BBNA earned $13,366 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is calculated weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the fiscal year ended March 31, 2005, BSFM earned $44,544 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the fiscal year ended March 31, 2005, Merrill was paid $24,699 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 5,580,441 shares outstanding at March 31, 2005, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For the fiscal year ended March 31, 2005, purchases and sales of securities, other than short-term investments, were $24,445,050 and $28,425,885, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowing at the Federal Funds rate plus 0.50%. The Fund had no borrowings under the Credit Facility at March 31, 2005.

NOTE F. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined).

The tax character of the dividends paid during the fiscal years ended March 31 for the Fund were as follows:

                    ORDINARY INCOME
                ---------------------
                   2005        2004
                ---------   ---------
                $ 892,871   $ 837,066

At March 31, 2005, the components of distributable earnings on a tax basis for the Fund were as follows:

Accumulated net investment loss                         $      (11,015)
Accumulated net realized loss                              (40,909,847)
Unrealized appreciation                                     20,470,737
                                                        --------------
Total distributable earnings                            $  (20,450,125)
                                                        ==============

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax year ended March 31, 2005, the Fund incurred and elected to defer net realized losses of $11,015 from foreign currency related transactions.

At March 31, 2005, the Fund had a capital loss carryover for U.S. federal income tax purposes of $40,909,847. Due to subsequent liquidation of the Fund after the close of its fiscal year ending March 31, 2005, the Fund was not able to utilize the entire loss carryforwards. For the fiscal year ending March 31, 2005, the Fund utilized $7,494,813 in capital loss carryforwards. The Fund realized approximately $20 million of the losses subsequent to March 31, 2005 to offset gains realized in liquidation and approximately $21 million expired unused.

At March 31, 2005, the identified cost for federal income tax purposes, the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $35,178,467, $20,725,211, $(254,111) and $20,471,100, respectively.

At March 31, 2005, the Fund reclassified from accumulated net realized loss on investments, relating to foreign currency losses of $8,098 to accumulated net investment loss. Net assets were not affected by this reclassification.

NOTE G. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Brazilian Equity Fund, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazilian Equity Fund, Inc. (the "Fund") at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

As discussed in Note A, the Fund ceased trading on April 29, 2005 and substantially liquidated on May 2, 2005.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 13, 2005

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (March 31, 2005) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. The $0.16 per share dividend paid in respect of such fiscal year, is represented entirely by net investment income. The entire amount of the ordinary income dividend represents qualifying dividend income, which is subject to a maximum tax rate of 15%. Please note that to utilize the lower tax rate for qualifying dividend income, shareholders must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.

The Fund has made an election under Section 853 to pass through foreign withholding taxes paid by the Fund to its shareholders. The total amount of foreign withholding taxes incurred by the Fund during the fiscal year ended March 31, 2005 was $207,762 equal to $0.04 per share from Brazil. The entire amount of the foreign source income is from qualifying dividend income. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2004.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2005. The notification will reflect the amount, if any, that calendar year 2005 taxpayers will report on their U.S. federal income tax returns. Such notification will be mailed with Form 1099-DIV in January 2006.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

RESTRICT INFORMATION SHARING WITH AFFILIATES: In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates unless you say "No."

/ / No, please do not share personal and financial information with your affiliated companies. [If you check this box, you must send this notice back to us with your name, address and account number to The Brazilian Equity Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017.]

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 18, 2005.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                  TERM                                     NUMBER OF
                                                OF OFFICE                                PORTFOLIOS IN
                                                   AND                                       FUND
                                 POSITION(S)     LENGTH              PRINCIPAL              COMPLEX               OTHER
NAME, ADDRESS AND                 HELD WITH      OF TIME        OCCUPATION(S) DURING      OVERSEEN BY          DIRECTORSHIPS
DATE OF BIRTH                       FUND         SERVED         THE PAST FIVE YEARS         DIRECTOR          HELD BY DIRECTOR
----------------------------  ---------------  ----------  ----------------------------  -------------  ----------------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac              Lead Director;   Since 1996  Professor of Finance and             8       Director of The Adams
 c/o Credit Suisse Asset      Nominating                   Economics, Graduate School                   Express Company (a closed-
 Management, LLC              Committee                    of Business, Columbia                        end investment company);
 Attn: General Counsel        Chairman and                 University since 1971                        Director of Petroleum and
 466 Lexington Avenue         Audit Committee                                                           Resources Corporation (a
 New York, New York           Member                                                                    closed-end investment
 10017-3140                                                                                             company)

 Date of Birth: 10/02/41

James J. Cattano              Director;        Since 1992  President, Primary                   4       None
 c/o Primary Resources, Inc.  Nominating                   Resources, Inc. (an
 55 Old Field Point Road      Committee                    international trading and
 Greenwich, Connecticut       Member and                   manufacturing company
 06830                        Audit Committee              specializing in the sale of
                              Chairman                     agricultural commodities
 Date of Birth: 06/24/43                                   throughout Latin American
                                                           markets) since October 1996

George W. Landau              Director;        Since 1992  Senior Advisor, Latin                5       Director of GAM Funds, Inc.
 c/o Credit Suisse Asset      Nominating and               America, The Coca-Cola
 Management, LLC              Audit Committee              Company since 1988; Advisor
 Attn: General Counsel        Member                       of Guardian Industries (a
 466 Lexington Avenue                                      glass manufacturer) since
 New York, New York                                        1992
 10017-3140

 Date of Birth: 03/04/20

Robert J. McGuire             Director and     Since 1998  Of Counsel, Morvillo,                1       Director of Trump Hotels &
 565 Fifth Avenue,            Nominating                   Abramowitz, Graud, Iason &                   Casino Resorts; Director of
 9th Floor                    Committee                    Silberberg, P.C. since 1998;                 Mutual of America Investment
 New York, New York           Member                       President and Chief                          Corp.; Director of GAM
 10017                                                     Operating Officer of Kroll                   Funds, Inc.; Director of GAM
                                                           Associates from 1989 to 1997                 Avalon Funds, Inc.; Director
 Date of Birth: 12/08/36                                                                                of Six Flags, Inc.
                                                                                                        (entertainment); Trustee of
                                                                                                        Iona College

                                                  TERM                                     NUMBER OF
                                                OF OFFICE                                PORTFOLIOS IN
                                                   AND                                       FUND
                                 POSITION(S)     LENGTH              PRINCIPAL              COMPLEX               OTHER
NAME, ADDRESS AND                 HELD WITH      OF TIME        OCCUPATION(S) DURING      OVERSEEN BY          DIRECTORSHIPS
DATE OF BIRTH                       FUND         SERVED         THE PAST FIVE YEARS         DIRECTOR          HELD BY DIRECTOR
----------------------------  ---------------  ----------  ----------------------------  -------------  ----------------------------
INDEPENDENT DIRECTORS--(CONCLUDED)

Martin M. Torino              Director;        Since 1992  Chief Executive Officer and          3       None
 c/o Credit Suisse Asset      Nominating                   Director of Celsur Logistica
 Management, LLC              and Audit                    S.A. (Logistics) since 2002;
 Attn: General Counsel        Committee                    Chairman of the Board of
 466 Lexington Avenue         Member                       Ingenio y Refineria San
 New York, New York                                        Martin Del Tabacal S.A. (a
 10017-3140                                                sugar refinery) from August
                                                           1996 to 2000
 Date of Birth: 11/08/49

Miklos A. Vasarhelyi          Director and     Since 1998  William von Minden Professor         1       None
 c/o Rutgers University       Nominating                   of Accounting Information
 180 University Avenue        Committee                    Systems, Rutgers University
 Newark, New Jersey           Member                       since 1989
 07102

 Date of Birth: 07/28/44

INTERESTED DIRECTORS

Michael E. Kenneally*/**      Chairman of the  Since 2004  Chairman and Global Chief           40       None
 c/o Credit Suisse Asset      Board of                     Executive Officer of CSAM
 Management, LLC              Directors,                   since 2003; Chairman and
 466 Lexington Avenue         Chief                        Chief Investment Officer of
 New York, New York           Executive                    Banc of America Capital
 10017-3140                   Officer and                  Management from 1998 to
                              President                    March 2003
 Date of Birth: 03/30/54

                                      POSITION(S)           LENGTH
NAME, ADDRESS AND                      HELD WITH            OF TIME
DATE OF BIRTH                            FUND               SERVED           PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-------------------------------   ------------------   ----------------  ----------------------------------------------------------
OFFICERS

Emily Alejos                      Chief Investment     Since 1999        Director of CSAM; Associated with CSAM since 1997
 c/o Credit Suisse Asset          Officer
 Management, LLC
 466 Lexington Avenue
 New York, New York
 10017-3140

 Date of Birth: 10/27/63

Michael A. Pignataro              Chief Financial      Since 1993        Director and Director of Fund Administration of CSAM;
 c/o Credit Suisse Asset          Officer and                            Associated with CSAM since 1984; Officer of other Credit
 Management, LLC                  Secretary                              Suisse Funds
 466 Lexington Avenue
 New York, New York
 10017-3140

 Date of Birth: 11/15/59

Emidio Morizio
 c/o Credit Suisse Asset          Chief                Since 2004        Director and Global Head of Compliance of CSAM; Associated
 Management, LLC                  Compliance                             with CSAM since July 2000; Vice President and Director of
 466 Lexington Avenue             Officer                                Compliance of Forstmann-Leff Associates from 1998 to June
 New York, New York                                                      2000; Officer of other Credit Suisse Funds
 10017-3140

 Date of Birth: 09/21/66

Ajay Mehra
 c/o Credit Suisse Asset          Chief Legal          Since 2004        Director and Deputy General Counsel of CSAM since
 Management, LLC                  Officer                                September 2004; Senior Associate of Shearman and Sterling
 466 Lexington Avenue                                                    LLP from September 2000 to September 2004; Senior Counsel
 New York, New York                                                      of the SEC Division of Investment Management from June
 10017-3140                                                              1997 to September 2000; Officer of other Credit Suisse
                                                                         Funds
 Date of Birth: 08/14/70

J. Kevin Gao
 c/o Credit Suisse Asset          Senior Vice          Since 2004        Vice President and legal counsel of CSAM; Associated with
 Management, LLC                  President                              CSAM since July 2003; Associated with the law firm of
 466 Lexington Avenue                                                    Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of
 New York, New York                                                      other Credit Suisse Funds
 10017-3140

 Date of Birth: 10/13/67

                                      POSITION(S)           LENGTH
NAME, ADDRESS AND                      HELD WITH            OF TIME
DATE OF BIRTH                            FUND               SERVED           PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-------------------------------   ------------------   ----------------  ----------------------------------------------------------
OFFICERS--(CONCLUDED)

Robert M. Rizza                   Treasurer            Since 1999        Assistant Vice President of CSAM since January 2001;
 c/o Credit Suisse Asset                                                 Associated with CSAM since 1998; Officer of other Credit
 Management, LLC                                                         Suisse Funds
 466 Lexington Avenue
 New York, New York
 10017-3140

 Date of Birth: 12/09/65

* Effective August 9, 2004, Michael E. Kenneally was appointed as Chairman of the Board of Directors, Chief Executive Officer and President of the Fund. Joseph D. Gallagher who previously held these positions has resigned effective August 9, 2004.

** Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended. Mr. Kenneally is an interested person of the Fund by virtue of his current position as an officer of CSAM.


ANNUAL CERTIFICATIONS (UNAUDITED)

The Fund's Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE's corporate governance listing standards. The Fund's Chief Executive Officer and Chief Financial Officer have also filed certifications with the SEC as part of the Fund's Form N-CSR filings that cover certain public disclosure documents of the Fund, including its annual and semi-annual reports to stockholders.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Directors (the "Board") of The Brazilian Equity Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), will annually review and re-approve the terms of the Fund's existing investment advisory agreement. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report an investment advisory agreement (the "Advisory Agreement") with Credit Suisse Asset Management, LLC ("CSAM") for the Fund.

More specifically, at a meeting held on December 2, 2004, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CSAM and the re-approval of the Advisory Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by CSAM under the Advisory Agreement. The most recent investment adviser registration form ("Form ADV") for CSAM was provided to the Board, as were responses of CSAM to requests submitted by the Independent Directors' independent legal counsel on behalf of such Directors. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by investment personnel of CSAM. In this regard, the Board specifically reviewed the qualifications, background and responsibilities of the chief investment officer who is primarily responsible for day-to-day portfolio management services for the Fund.

In addition, the Board received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Fund and CSAM. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Fund's Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of CSAM, based on its resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Board considered information regarding CSAM's compensation arrangements for its personnel involved in the management of the Fund.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CSAM.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results of the Fund for each of the previous seven years as well as for the most recent quarter-end and year-to-date and since the inception of the Fund. It also considered these results in comparison to the Fund's benchmark index, the MSCI Brazilian Equity Market Index. The Board noted that the Fund's performance since inception, was appreciably lower than the performance of the Fund's benchmark index. However, the Board considered that the Fund's performance had improved against its benchmark index year-to-date through September 2004 and that, during the most recent quarter, the Fund's share price was the highest it has been since 1997. The Board also considered that the Fund lagged the benchmark index during the quarter in part due to restrictions on diversification of the Fund's portfolio holdings. The Board also observed that the Fund's performance was consistent with a comparable closed-end Brazil fund, which has similar diversification restrictions on portfolio holdings as the Fund.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including management fees, non-management fees, fee waivers/caps and/or expense reimbursements and actual total expenses of the Fund (including and excluding investment-related expenses and taxes). It also considered comparisons of these fees to the expense information for the group of funds that was determined to be the most similar to the Fund (the "Peer Group") and for a broader universe of relevant funds (the "Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for the Fund and provided the comparative data. The Board was also provided with a description of the methodology used by Lipper to select the closed-end mutual funds in the Fund's Peer Group and Universe. The Board noted that the overall expense ratio of the Fund was lower than the Peer Group's median overall ratio, both including and excluding investment-related expenses and taxes.

Management also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreement for the Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to CSAM for investment advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers into account (the "Net Advisory Rate"). The Board noted that CSAM had voluntary fee waivers in effect to base its current investment advisory fee upon the lower of the average weekly stock price or its average weekly net assets and to waive a portion of the fees previously payable to former sub-advisers of the Fund, equal to an annual rate of 0.35% of the Fund's average net assets.

Additionally, the Board received and considered information comparing the Net Advisory Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rate) with that of the other funds in its Peer Group.

The Board concluded that the Net Advisory Rate for the Fund was lower than the median rate of its Peer Group. The Board noted that the Fund's administrator is not affiliated with CSAM and that the Fund's administration agreement and corresponding fees were negotiated at arm's-length. The Board also noted that the combined investment advisory/administration fee rate for the Fund was lower than the median rate of its Peer Group after fee waivers/caps and/or expense reimbursements and within a reasonable range of the median rate of the Peer Group before such fee waivers/caps and/or expense reimbursements. The Board concluded that these factors supported the Advisory Agreement Rate and the Net Advisory Rate.

PROFITABILITY

The Board received and considered a detailed estimated profitability analysis of CSAM based on the Advisory Agreement Rate and the Net Advisory Rate, as well as on any other relationships between the Fund and CSAM and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that CSAM and its affiliates received with regard to providing these services to the Fund were not unreasonable.

ECONOMIES OF SCALE

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints.

The Board noted that the Fund's asset level is currently too low to realize any economies of scale resulting from breakpoints in the Advisory Agreement Rate. The Board further observed that the Fund was awaiting the commencement of a liquidation process pending issuance of an order by the SEC and, as Fund assets would be substantially liquidated within 30 days of receipt of the SEC order, economies of scale would not likely be achieved from breakpoints in the Advisory Agreement.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature, extent and quality of services and fee rates offered by CSAM to its other clients, including other registered investment companies and institutional investors and investment companies to which CSAM serves as an unaffiliated sub-adviser. The Board concluded that the Advisory Agreement Rate was within a reasonable range of the fee rates offered to other CSAM clients. Where rates offered to other clients were appreciably lower, the Board considered that CSAM's voluntary fee waivers would decrease the Advisory Agreement Rate. The Board concluded, based on information provided by CSAM, that the costs associated with managing and operating a registered, closed-end, emerging market country fund, compared with an open-end domestic equity or fixed income fund or a fund to which CSAM serves as sub-adviser, provided a justification for the higher fee rates charged to the Fund.

OTHER BENEFITS TO CSAM

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by CSAM and its affiliates as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of CSAM with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in the business of CSAM as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by CSAM and its affiliates).

The Board also considered the effectiveness of practices of CSAM in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures.

OTHER FACTORS AND BROADER REVIEW

The Board also noted that the Fund continued to be managed conservatively with a special focus on companies with high dividend yields, but that the Fund was awaiting the commencement of the liquidation process pending issuance of an order by the SEC and that it was investing more in liquid securities to facilitate liquidation.

As discussed above, the Board reviews detailed materials received from CSAM annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of CSAM at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review, and detailed fund performance reports, and confers with the chief investment officer of the Fund at least quarterly with respect to the portfolio management of the Fund.

After considering the above-described factors and based on its deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreement for the Fund was in the best interest of the Fund and its remaining shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreement.

PROXY POLICY AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how The Brazilian Equity Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

         -        By calling 1-800-293-1232;

         -        On the Fund's website, www.csam.com/us

         - On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund                Credit Suisse Japan Equity Fund
Credit Suisse Cash Reserve Fund                        Credit Suisse Large Cap Value Fund
Credit Suisse Commodity Return Strategy Fund           Credit Suisse Mid-Cap Growth Fund
Credit Suisse Emerging Markets Fund                    Credit Suisse New York Municipal Fund
Credit Suisse Fixed Income Fund                        Credit Suisse Select Equity Fund
Credit Suisse Global Fixed Income Fund                 Credit Suisse Short Duration Bond Fund
Credit Suisse Global Small Cap Fund                    Credit Suisse Small Cap Growth Fund
Credit Suisse High Income Fund                         Credit Suisse Small Cap Value Fund
Credit Suisse International Focus Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of March 31, 2005, CSAM managed over $25 billion in the U.S. and, together with its global affiliates, managed assets of over $335 billion in 16 countries.

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Brazilian Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Lead Director

James J. Cattano        Director

George W. Landau        Director

Robert J. McGuire       Director

Martin M. Torino        Director

Miklos A. Vasarhelyi    Director

Michael A. Kenneally    Chairman of the Board of
                        Directors, Chief Executive
                        Officer and President

Emily Alejos            Chief Investment Officer

J. Kevin Gao            Senior Vice President

Ajay Mehra              Chief Legal Officer

Emidio Morizio          Chief Compliance Officer

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Robert M. Rizza         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[BZL LISTED NYSE(R) LOGO]

3910-AR-05

 BZL
LISTED
 NYSE(R)


3910-AR-05

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended March 31, 2005. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended March 31, 2005.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has one audit committee financial expert serving on its audit committee: Enrique R. Arzac. The audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended March 31, 2004 and March 31, 2005.

                            2004             2005
Audit Fees                  $   36,800       $   38,640
Audit-Related Fees(1)       $    3,000       $    3,000
Tax Fees(2)                 $    8,200       $    8,600
All Other Fees                      --               --
Total                       $   48,000       $   50,240

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements ($3,000 per year).

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended March 31, 2004 and March 31, 2005.

                            2004             2005
Audit-Related Fees          N/A              N/A

Tax Fees                    N/A              N/A
All Other Fees              N/A              N/A
Total                       N/A              N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                            2004             2005
Audit-Related Fees          N/A              N/A
Tax Fees                    N/A              N/A
All Other Fees              N/A              N/A
Total                       N/A              N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended March 31, 2004 and March 31, 2005:

                            2004             2005
Audit-Related Fees          N/A              N/A
Tax Fees                    N/A              N/A
All Other Fees              N/A              N/A
Total                       N/A              N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended March 31, 2004 and March 31, 2005 were $11,200 and $11,600, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, James Cattano, George Landau and Martin Torino.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

     -    a copy of the Policy;

     -    a copy of each proxy statement received on behalf of CSAM clients;

     -    a record of each vote cast on behalf of CSAM clients;

     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

     Disclosure

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

     Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

     Operational Items

     Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

     Board of Directors

     Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences;
          (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

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          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are

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          lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

     Proxy Contests

     Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

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     Antitakeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

     Merger and Corporate Restructuring

     Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

                                       11
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     Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits;
          (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital;
          (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote

                                       12
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          for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights;
          (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium;
          (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
          (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
          (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the

                                       13
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          private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

     Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

     Capital Structure

     Adjustments to Par Value of Common Stock

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          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check

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          preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

     Executive and Director Compensation

     Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

                                       16
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     Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

                                       17
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          Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 18, 2005

                                       18
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ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 8, 2004.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          THE BRAZILIAN EQUITY FUND, INC.

          /s/ Michael E. Kenneally
          ------------------------
          Name:  Michael E. Kenneally
          Title: Chief Executive Officer
          Date:  June 1, 2005

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Michael E. Kenneally
          ------------------------
          Name:  Michael E. Kenneally
          Title: Chief Executive Officer
          Date:  June 1, 2005

          /s/ Michael A. Pignataro
          ------------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date:  June 1, 2005

                                       20